Strategy

Rapid Network Expansion

- 89,000 homes passed in two operating areas in Moscow : Chertanovo & Khamovniki
- Sales started in February 2001
- 35,000 Public TV subscribers connected
- 3,000 Pay-TV subscribers connected
- 3,700 Internet subscribers connected

Operating district	Population ('000)	Households ('000)	Homes passed ('000)	Subscribers connected ('000)	Penetration of households (%)	Penetration of homes passed (%)
Khamovniki	77.4	17.0	14.0	4.9	29%	35%
Chertanovo	278.7	92.9	75.0	29.6	32%	39%

Network Rollout

Construction project management

- Projected incremental cost of "passing one home"
  - US$55 in central Moscow
  - US$73 in other districts
- Unique experience from prior network rollouts
- Leverage technical expertise
  - "Cluster" coverage
  - More connections per secondary node
- In-house design and system integration
- Core equipment supplied by world's leading producers

Network Rollout

Central Moscow

Rollout schedule



60
50
40
30
20
10
0
4
3
2
1
0
May 02
Jun 02
Jul 02
Aug 02
Sept 02
Oct 02
Nov 02
Dec 02
Homes passed ,'000 (LH)
Capex (US$m) (RH)

Attractive investment characteristics

- 192,000 potential subscribers, including 5,000-6,000 businesses
- Low quality of free-to-air television (5-6 channels available in average)
- Large concentration of high- and medium-income households and SMEs
- Intensive construction of modern apartment buildings
- High degree of density of the MFON, enabling rapid and cost-effective rollout

Financial Projections

Pay-TV subscribers and monthly ARPU



22,000
17,000
12,000
7,000
2,000
-3,000
12
10
8
6
4
2
0
(US$)
5
5
7
7
8
11
11
11
11
2,000
2665
3075
3795
6685
10155
12295
13770
17435
2001A
Q1 2002A
Q2 2002P
Q3 2002P
Q4 2002P
Q1 2003P
Q2 2003P
Q3 2003P
Q4 2003P
Pay TV subscribers (LH)
Monthly ARPU (RH)

Wider choice of content and introduction of value-added services will drive growth in Pay-TV subscribers and ARPUs

Financial Projections

Internet subscribers and monthly ARPU


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
23
21
19
17
15
13
11
9
7
5
(US$)
22
22
21
20
22
21
20
21
21
2,000
2,886
3,783
7,895
15,215
20,990
26,240
30,944
37,665
2001A
Q1 2002A
Q2 2002P
Q3 2002P
Q4 2002P
Q1 2003P
Q2 2003P
Q3 2003P
Q4 2003P
Internet subscribers (LH)
Monthly ARPU (RH)

Reliable, high-speed services will stimulate subscriber take-up and allow gradual increase in ARPUs

Financial Projections

Pay-TV and Internet revenues


US$ ('000)
2 200
2 000
1 800
1 600
1 400
1 200
1 000
800
600
400
200
0
118
139
145
173
179
330
288
702
546
1136
754
1458
847
1728
999
2069
Q1 2002E
Q2 2002E
Q3 2002F
Q4 2002F
Q1 2003F
Q2 2003F
Q3 2003F
Q4 2003F
Pay-TV
Internet

Financial Projections

Blended ARPU


7
6
5
4
3
2
(US$)
3.2
3.3
4.4
5.3
5.3
5.4
5.6
5.7
Q1 2002A
Q2 2002P
Q3 2002P
Q4 2002P
Q1 2003P
Q2 2003P
Q3 2003P
Q4 2003P
Blended ARPU

Financial Projections

EBITDA and profitability


2,000,000
1,500,000
1,000,000
500,000
(500,000)
(1,000,000)
(1,500,000)
(2,000,000)
US$ ('000)
(791,904)
(792,127)
(1,289,371)
(1,476,162)
(688,603)
(66,229)
204,545
364,834
Q1 2002A
Q2 2002P
Q3 2002P
Q4 2002P
Q1 2003P
Q2 2003P
Q3 2003P
Q4 2003P
EBITDA

Economies of scale and migration of customers to higher margin services will drive profitability

Summary of Business Plan Assumptions

Key business plan assumptions (2001-2003)

	2001A	Q1 2002A	Q2 2002P	Q3 2002P	Q4 2002P	Q1 2003P	Q2 2003P	Q3 2003P	Q4 2003P
Homes passed	89076	89076	94776	171976	280976	280976	280976	280976	280976
Broadcasting customers	23968	30602	36514	46884	77754	111734	130034	142999	173834
Pay-TV subscribers	2000	2665	3075	3795	6685	10155	12295	13770	17435
Internet subscribers	1996	2886	3636	5886	10086	14086	16686	18686	22486
Pay-TV Penetration of homes passed (%)	*2%*	*3%*	*3%*	*2%*	*2%*	*4%*	*4%*	*5%*	*5%*
Internet Penetration of homes passed (%)	*3%*	*3%*	*4%*	*3%*	*4%*	*5%*	*6%*	*7%*	*8%*
Net revenues		435481	478218	903128	1998451	2419161	2829773	3153358	3939322.9
EBITDA (US$m)		-791903	-792127	-1289371	-1476162	-688602	-66229	204545	364834
EBITDA margin (%)		*-182%*	*-166%*	*-143%*	*-74%*	*-29%*	*-2%*	*7%*	*9%*
Monthly ARPU per pay-TV subscriber (US$)	5	5	7	7	8	11	11	11	11
Monthly ARPU per Internet subscriber (US$)	22	22	21	20	22	21	20	21	21
Blended monthly ARPU per pay-TV subscriber (US$)	3	3	3	4	5	5	5	6	6
Network CAPEX/new home passed (US$)		0	247	62	41	-	-	-	-